UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Dated November 14, 2006
of
ARRIS GROUP, INC.
A Delaware Corporation
IRS Employer Identification No. 58-2588724
Commission File Number 000-31254
3871 Lakefield Drive
Suwanee, Georgia 30024
(770) 622-8400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Furnished with this Current report as Exhibit 99.1 are copies of the slides that the Company intends to use at its presentation at the 2006 UBS Global Communications and Technology Conference held on November 14, 2006. These slides, which include the Company’s financial guidance for the quarter ending December 31, 2006, include information that may be deemed material.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

99.1	Slides to be used in presentation at the 2006 UBS Global Communications and Technology Conference

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arris Group, Inc.
By:	/s/ David B. Potts
David B. Potts
Executive Vice President and Chief Financial Officer

Dated: November 14, 2006

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Slides to be used in presentation at the 2006 UBS Global Communications and Technology Conference